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                                                                  EXIHIBIT 10.11

                         AMENDMENT NO. 1 TO AMENDED AND
                            RESTATED CREDIT AGREEMENT

        This Amendment No. 1 to Amended and Restated Credit Agreement (this "Amendment"), dated as of May 6, 2003, is entered into by and among BANK OF AMERICA, N.A., a national banking association (the "Lender"); POST, BUCKLEY, SCHUH & JERNIGAN, INC., a Florida corporation, and THE PBSJ CORPORATION, a Florida corporation (jointly and severally, individually and collectively, the "Borrower"); and SEMINOLE DEVELOPMENT CORPORATION, a Florida corporation; PBS&J CONSTRUCTION SERVICES, INC., a Florida corporation; PBS&J CONSTRUCTORS, INC., a Florida corporation; POST, BUCKLEY INTERNATIONAL, INC., a Florida corporation; and PBS&J CARIBE ENGINEERING, C.S.P., a Puerto Rico corporation (jointly and severally, collectively, the "Guarantors"), and amends the Amended and Restated Credit Agreement, dated as of June 30, 2002, by and among the Lender, the Borrower, certain of the Guarantors, and Post, Buckley International, Inc., Ltd. (Swaziland), then a Swaziland corporation (as hereinafter modified, supplemented, restated or otherwise amended, hereinafter referred to as the "Agreement").

                                   WITNESSETH:

        WHEREAS, the Borrower has requested that the Lender amend the Agreement to, among other things, increase the maximum aggregate principal amount of the First Line, as that term is defined in the Agreement, from $37,000,000.00 to $55,000,000.00; and

        WHEREAS, the Lender is willing to so amend the Agreement, upon the terms and subject to the conditions set forth herein.

        NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

        1. Incorporation of Defined Terms. Each capitalized term used in this Amendment but not otherwise defined herein shall have the meaning ascribed thereto in the Agreement.

        2.      Amendment and Waiver.

                (a)     The dollar amount set forth in the first sentence of
Section 2.01(a)(i) of the Agreement shall be modified from "Thirty Seven Million Dollars (U.S. $37,000,000.00)" to "Fifty Five Million Dollars (U.S. $55,000,000.00)."

                (b)     The words "September 30, 2001, of $48,235,529" in
Section 5.01(f) of the Agreement shall be modified to read "December 31, 2002, of $55,210,588."

                (c) The following text shall be added as Section 5.01(l) of the Agreement:

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                        Subsidiary Guarantees. Cause each Subsidiary existing at
                any time or from time to time on or after the date hereof, regardless whether named in this Agreement as a Guarantor, to execute and deliver to the Lender a Guarantee, in substantially the form attached hereto as Exhibit B, and the Security Agreement, in substantially the form attached hereto as Exhibit I.

                (d) Exhibit A to this Amendment shall be substituted for Exhibit A to the Agreement as the form of Revolver Note for the First Line.

                (e) Exhibit C to this Amendment shall be added to the Agreement as Exhibit I thereto, as the form of Security Agreement.

                (f) The Lender hereby waives the Event of Default existing under, and as defined in, Section 6.01(c) of the aforementioned Amended and Restated Credit Agreement, dated as of June 30, 2002, because Borrower is not in compliance with the financial covenant set forth in Section 5.01(f) thereof as of December 31, 2002. This waiver is a waiver of the specific Event of Default enumerated herein only and is not, nor should it be construed to be, a waiver of any other existing or future Events of Default, whether or not similar to the Event of Default enumerated herein.

        3. Joinder and Ratification. Each of the Guarantors that were not parties to the aforementioned Amended and Restated Credit Agreement, dated as of June 30, 2002, hereby agree to be bound by the Agreement as parties thereto. Except as expressly amended and modified hereby, the terms and conditions of the Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified, reaffirmed and confirmed in all respects and are not waived by the Lender and the Lender reserves all of its rights and remedies thereunder.

        4. Representations and Warranties. Each of the Borrower and the Guarantors (collectively, the "Loan Parties") represents and warrants to, and agrees with, the Lender that (i) it has no defenses, set-offs or counterclaims of any kind or nature whatsoever against the Lender with respect any Indebtedness or any other liabilities created under the Agreement and the other Loan Documents, any of the agreements among the parties hereto, including, without limitation, the obligations of each of the Loan Parties under the Agreement or any other Loan Documents, or any action previously taken or not taken by the Lender with respect thereto or with respect to any lien or Collateral in connection therewith to secure the Secured Obligations, and (ii) this Amendment has been duly authorized by all necessary action on the part of each of the Loan Parties, has been duly executed by each of the Loan Parties, and constitutes the valid and binding obligation of each of the Loan Parties, enforceable against each of them in accordance with the terms hereof.

        5. Agreement Representations and Warranties. Each of the Loan Parties hereby certifies that the representations and warranties contained in the Agreement and any other Loan Documents continue to be true and correct and that no default or Event of Default has occurred that has not been cured or waived.

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        6.      Conditions to Effectiveness of Amendment. This Amendment shall become effective when the Lender shall have received (i) counterparts of this Amendment duly executed by each of the Loan Parties; (ii) the Amended and Restated Revolver Note, dated as of the date of this Amendment, in substantially the form attached hereto as Exhibit A, executed by the Borrower; (iii) the Guarantees, in substantially the form attached hereto as Exhibit B, and the Security Agreement, in substantially the form attached hereto as Exhibit C, each executed and delivered by the Guarantors that have not executed and delivered to the Lender a Guarantee and the Security Agreement, each dated as of June 30, 2002; (iv) a certified copy of the resolutions of the Board of Directors of the Borrower and each of the Guarantors, in substantially the form attached hereto as Exhibit D, evidencing approval of this Amendment and the other documents and matters contemplated hereby, and all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Amendment and such other documents, including, but not limited to, a certificate of "good standing" (or its equivalent), certified copies of the articles of incorporation and true and correct copies of the bylaws; (v) a favorable opinion of counsel for the Borrower, in substantially the form attached hereto as Exhibit E, as to the due execution and delivery by the Borrower and each of the Guarantors of this Amendment and the other documents contemplated hereby and as to such other matters as the Lender may reasonably request; (vi) a signed copy of a certificate of an officer of the Borrower and each of the Guarantors, in substantially the form attached hereto as Exhibit F, who shall certify the names of the officers of the Borrower and the respective Guarantors authorized to sign this Amendment and the other documents or certificates to be delivered pursuant to this Amendment by the Borrower, each of the Guarantors, or any of its respective officers, together with the true signatures of such officers (Lender may conclusively rely on such certificate until it shall receive a further certificate of the Secretary or an Assistant Secretary of the Borrower or the respective Guarantor canceling or amending the prior certificate and submitting the signatures of the officers named in such further certificate); (vii) a certified copy of the written approval and consent of the holders, if any, of any obligations of the Borrower which must consent to this Amendment and the Borrowings under the Agreement and the other Loan Documents, as amended hereby;
(viii) Amendment No. 1 to Subordination Agreements, in substantially the form attached hereto as Exhibit G, to be signed by each Affiliate that is a holder of debt of the Borrower other than the Lender, if any, or unless waived by the Lender; (ix) Subordination Agreements, in substantially the form attached hereto as Exhibit H, each executed and delivered by the Guarantors that did not execute and deliver to the Lender a Subordination Agreement, dated as of June 30, 2002;
(x) a certificate, in substantially the form attached hereto as Exhibit I, signed by the President, Vice President or by any other duly authorized officer of the Borrower, solely in such corporate capacity, stating that, based on an examination which in the opinion of the signer is sufficient to enable him to make an informed statement, to the best of his knowledge:

                        (a)     The representations and warranties contained in
        Section 4.01 of the Agreement are correct on and as of the date of this Amendment as though made on and as of such date except to the extent that such representations and warranties specifically relate to an earlier date or are affected by the transaction contemplated under the Agreement as amended hereby; and

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                        (b)     No event has occurred and is continuing or would
        result from this Amendment, which constitutes an Event of Default or would constitute an Event of Default but for the requirement that notice be given or time elapse or both; and

(xi) payment by the Borrower of the fees and costs, including attorneys' fees and expenses, incurred in connection with this Amendment and the other documents and matters contemplated hereby, and all fees and costs still outstanding which were incurred in connection with the Agreement and the other Loan Documents.

        7. Counterparts. This Amendment may be executed in any number of counterparts which, when taken together, shall constitute one original. Any telecopied signature hereto shall be deemed a manually executed and delivered original.

        8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED AND CONTROLLED BY THE INTERNAL LAWS OF THE STATE OF FLORIDA APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE AS TO INTERPRETATION, ENFORCEMENT, VALIDITY, CONSTRUCTION, EFFECT, AND IN ALL OTHER RESPECTS.

        9. Headings of Subdivisions. The headings of subdivisions in this Amendment are for convenience of reference only, and shall not govern the interpretation of any of the provisions of this Amendment.

        10. WAIVER OF TRIAL BY JURY. EACH OF THE LOAN PARTIES AND THE LENDER HEREBY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING WHICH PERTAINS DIRECTLY OR INDIRECTLY TO THIS AMENDMENT, THE AGREEMENT, ANY OF THE OTHER LOAN DOCUMENTS, ANY INDEBTEDNESS THEREUNDER, THE COLLATERAL, OR ANY ALLEGED TORTIOUS CONDUCT BY ANY OF THE LOAN PARTIES OR THE LENDER, OR WHICH, IN ANY WAY, DIRECTLY OR INDIRECTLY, ARISES OUT OF OR RELATES TO THE RELATIONSHIP BETWEEN ANY OF THE LOAN PARTIES AND THE LENDER. IN NO EVENT SHALL THE LENDER BE LIABLE FOR LOST PROFITS OR OTHER SPECIAL OR CONSEQUENTIAL DAMAGES.

                   [Balance of page intentionally left blank]

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        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

                                            LENDER:

                                            BANK OF AMERICA, N.A.

                                            By: /s/ Manuel M. Perdomo
                                                --------------------------------
                                                    Manuel M. Perdomo

                                            Title: Senior Vice President

                                            100 Southeast Second Street
                                            Miami, Florida 33131

                                            Attn:   Manuel M. Perdomo,
                                                    Senior Vice President
                                                    Commercial Banking

                                            BORROWER:

                                            POST, BUCKLEY, SCHUH & JERNIGAN,
                                            INC., a Florida corporation

                                            By:    /s/ Richard A. Wickett
                                                  ------------------------------
                                            Name:  Richard A. Wickett
                                                  ------------------------------
                                            Title: Chairman of the Board
                                                  ------------------------------

                                            THE PBSJ CORPORATION, a Florida
                                            corporation

                                            By:    /s/ Richard A. Wickett
                                                  ------------------------------
                                            Name:  Richard A. Wickett
                                                  ------------------------------
                                            Title: Chairman of the Board
                                                  ------------------------------

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                                            GUARANTORS:

                                            SEMINOLE DEVELOPMENT
                                            CORPORATION, a Florida corporation

                                            By:    /s/ Richard A. Wickett
                                                  ------------------------------
                                            Name:  Richard A. Wickett
                                                  ------------------------------
                                            Title: Treasurer
                                                  ------------------------------

                                            PBS&J CONSTRUCTION SERVICES, INC.,
                                            a Florida corporation

                                            By:    /s/ Richard A. Wickett
                                                  ------------------------------
                                            Name:  Richard A. Wickett
                                                  ------------------------------
                                            Title: Secretary/Treasurer
                                                  ------------------------------

                                            PBS&J CONSTRUCTORS, INC., a Florida
                                            corporation

                                            By:    /s/ Richard A. Wickett
                                                  ------------------------------
                                            Name:  Richard A. Wickett
                                                  ------------------------------
                                            Title: Secretary/Treasurer
                                                  ------------------------------

                                            POST, BUCKLEY INTERNATIONAL, INC.,
                                            a Florida corporation

                                            By:    /s/ Richard A. Wickett
                                                   -----------------------------
                                            Name:  Richard A. Wickett
                                                   -----------------------------
                                            Title: Secretary/Treasurer
                                                   ----------------------------

                                            PBS&J CARIBE ENGINEERING, C.S.P.,
                                            a Puerto Rico corporation

                                            By:    /s/ Richard A. Wickett
                                                  ------------------------------
                                            Name:  Richard A. Wickett
                                                  ------------------------------
                                            Title: Secretary/Treasurer
                                                  ------------------------------

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